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          CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002



Name of Issuer:   Diversified Investors Portfolios


In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Issuer.



Date:  August 31, 2007                           /s/ John K. Carter
                                                 John K. Carter
                                                 Chief Executive Officer

Date:  August 31, 2007                           /s/ Joseph P. Carusone
                                                 Joseph P. Carusone
                                                 Principal Financial Officer